Exhibit 99.1

INVESTOR PRESENTATION FOR THE YEAR ENDED DECEMBER 31, 2017

SAFE HARBOR STATEMENT 2 THIS PRESENTATION CONTAINS FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 GIVING BENEFICIAL BANCORP’S EXPECTATIONS OR PREDICTIONS OF FUTURE FINANCIAL OR BUSINESS PERFORMANCE OR CONDITIONS. FORWARD-LOOKING STATEMENTS ARE TYPICALLY IDENTIFIED BY WORDS SUCH AS “BELIEVE,” “EXPECT,” “ANTICIPATE,” “INTEND,” “TARGET,” “ESTIMATE,” “CONTINUE,” “POSITIONS,” “PROSPECTS” OR “POTENTIAL,” BY FUTURE CONDITIONAL VERBS SUCH AS “WILL,” “WOULD,” “SHOULD,” “COULD” OR “MAY”, OR BY VARIATIONS OF SUCH WORDS OR BY SIMILAR EXPRESSIONS. THESE FORWARD-LOOKING STATEMENTS ARE SUBJECT TO NUMEROUS ASSUMPTIONS, RISKS AND UNCERTAINTIES, WHICH CHANGE OVER TIME. FORWARD-LOOKING STATEMENTS SPEAK ONLY AS OF THE DATE THEY ARE MADE AND WE ASSUME NO DUTY TO UPDATE FORWARD-LOOKING STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM CURRENT PROJECTIONS. IN ADDITION TO FACTORS PREVIOUSLY DISCLOSED IN BENEFICIAL BANCORP’S REPORTS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION AND THOSE IDENTIFIED ELSEWHERE IN THIS PRESENTATION, THE FOLLOWING FACTORS AMONG OTHERS, COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM FORWARD-LOOKING STATEMENTS OR HISTORICAL PERFORMANCE: CHANGES IN ASSET QUALITY AND CREDIT RISK; THE INABILITY TO SUSTAIN REVENUE AND EARNINGS GROWTH; OUR ABILITY TO CONTROL COSTS AND EXPENSES; CHANGES IN INTEREST RATES AND CAPITAL MARKETS; LOAN DELINQUENCY RATES; INFLATION; CUSTOMER ACCEPTANCE OF BENEFICIAL BANK PRODUCTS AND SERVICES; CUSTOMER BORROWING, REPAYMENT, INVESTMENT AND DEPOSIT PRACTICES; CUSTOMER DISINTERMEDIATION; THE INTRODUCTION, WITHDRAWAL, SUCCESS AND TIMING OF BUSINESS INITIATIVES; COMPETITIVE CONDITIONS AND OUR ABILITY TO OFFER COMPETITIVE PRODUCTS AND PRICING; THE INABILITY TO REALIZE COST SAVINGS OR REVENUES OR TO IMPLEMENT INTEGRATION PLANS AND OTHER CONSEQUENCES ASSOCIATED WITH MERGERS, ACQUISITIONS AND DIVESTITURES; NATIONAL, REGIONAL AND LOCAL ECONOMIC CONDITIONS; AND THE IMPACT, EXTENT AND TIMING OF TECHNOLOGICAL CHANGES, CAPITAL MANAGEMENT ACTIVITIES, AND OTHER ACTIONS OF THE FEDERAL RESERVE BOARD AND OTHER LEGISLATIVE AND REGULATORY ACTIONS AND REFORMS. THESE FACTORS SHOULD BE CONSIDERED IN EVALUATING THE FORWARD-LOOKING STATEMENTS AND UNDUE RELIANCE SHOULD NOT BE PLACED ON SUCH STATEMENTS. ANNUALIZED, PRO FORMA, PROJECTED AND ESTIMATED NUMBERS ARE USED FOR ILLUSTRATIVE PURPOSE ONLY, ARE NOT FORECASTS AND MAY NOT REFLECT ACTUAL RESULTS. THIS PRESENTATION ALSO INCLUDES INTERIM AND UNAUDITED FINANCIAL INFORMATION THAT IS SUBJECT TO FURTHER REVIEW BY BENEFICIAL BANCORP’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

INVESTMENT HIGHLIGHTS 3 • Strong core deposits • Diversified loan portfolio • History of growing core deposits and commercial loans organically and via .acquisition • Effectively managing credit, interest rate, and liquidity risk • Oldest and largest Philadelphia-based bank Solid Franchise • Country’s 6th most populous city, 7th largest metropolitan area and major center of _economic activity(1) • Favorable income and age demographics • Significant opportunities to grow market share • Dominated by large “out of town” banks Attractive Markets • Demonstrated history of stock repurchases • Disciplined acquirer • Attractive dividend yield Shareholder Focused • Stock Price $15.25(2) • Current Price to TBV: 134%(2) is trading below peers Compelling Valuation (1) Source: U.S. Census Bureau, SNL Financial (2) Stock price as of February 9, 2018

OVERVIEW OF BENEFICIAL BANCORP 4 ($ in m illions) As of Decem ber 31, 2017 Branches 61 (38 in PA; 23 in NJ) Pennsylvania Total Assets $5,798.8 New Jersey Founded in 1853 • Oldest and largest bank headquartered in Philadelphia • Delaware Beneficial Bancorp, Inc. Headquarters 1818 Market Street, Philadelphia Beneficial Bank #6 deposit market share in Philadelphia for all banks and thrifts • Largest locally-headquartered bank or thrift by assets or deposits • Source: SNL Financial Total Deposits $4,150.5 Market Capitalization $1,247.4 Corporate Headquarters Philadelphia, PA Philadelphia

OUR MARKET – GREATER PHILADELPHIA 5 Philadelphia is 7th largest metropolitan region in the U.S. • 66 colleges and universities in the area • Median household income of $71k versus national median of $61k • Community banks comprise a large portion of total institutions in Philadelphia Metro area (81 of 94) • 72 of 94 Philadelphia banking institutions have less than 10 branch locations • Only 10 of 94 Philadelphia banking institutions have more than 50 branch locations • Beneficial is large enough to compete with the largest financial institutions • Beneficial has enough capital to enhance existing branch footprint or strategically grow in other key Philadelphia/Southern New Jersey markets • (1) Excludes Beneficial Bank Source: U.S. Census Bureau, SNL Financial, U.S. Bureau of Labor Statistics (1) Philadelphia MSA Community Banks Market Deposits $42.1 billion Average Deposits per Bank $520 million Total Branches 568 Total Institutions 81 Philadelphia MSA Population 6.1 Million Unemployment Rate 4.2% Projected 5-Year Household Income Growth 9.81% Projected 5-Year Population Change 1.31% Market Deposits $366.7 billion Total Branches 1,670 Total Institutions 94 Opportunity for Growth Both Organically and through Acquisitions in the Attractive Philadelphia MSA

BENEFICIAL TODAY-COMPETITIVE ADVANTAGE (S in thousands) of Market Market 39 $12,267,228 24.47% 1 0.PNC 2 38 $9,270,739 18.49% BankofAmerica . 18 $8,534,190 17.02% 3 4 Citizens Bank• i!i] Bank $7,440,331 14.84% 51 7.98% 22 $4,001,957 5 BeneficialI True to our name. Since1853• 7 • Santander 19 $1,384,515 2.76% 8 $984,767 1.96% M8tlBank 8 fasrllllf BAH K 1.49% 9 5 $744,885 R 'EPUBLIC 7 $642,059 1.28% 10 BANK iitlBeneficial bancorp, inc. Source: SNL FinanciaI (Philadelphia Market) 3.30% $1,654,021 15 Bank Rank Share Number Branches Total Deposits in

STRATEGIC PRIORITIES 7 • Continued focus on growing commercial loan portfolio • Improving balance sheet mix • Disciplined in the pricing of loan and deposit products • Stay focused on operating efficiency and cost structure Improve Profitability • Maintain low levels of non-performing assets • Maintain strong reserves • Employ prudent underwriting standards for new originations Asset Quality • Maintain strong capital levels to allow strategic flexibility • Invest in profitable businesses • Share repurchases based on trading levels • Dividends • Execute acquisitions with strategic and financial fit Capital Management • Leverage IT platform to improve efficiency, control, and scalability • Continued focus on risk management and compliance functions • Optimizing mobile banking • Enhancing online capabilities with completion of website and cash management solutions Operations / Technology • Educate our customers to do the right thing financially • Continue to differentiate with our legacy and history in the market with our tag line “TRUE TO OUR NAME. SINCE 1853.” • Highlight Beneficial’s commitment to financial education • Focus on communicating our core mission to provide customers with the tools, knowledge .and guidance to help them make wise financial decisions Brand

CAPITAL MANAGEMENT 8 Common Stock Repurchases • First 10% stock repurchase program completed in May 2016 of which Beneficial repurchased 8.3 million shares Second 10% stock repurchase program adopted and announced in July 2016 for up to 7.8 million shares. 2.3 million shares have been repurchased to date. ‒ ‒ Dividends • Declared first-ever dividend of 6 cents per share in July 2016, and 6 cent dividends in each subsequent quarter to date Will continue to evaluate future quarterly dividends based on financial performance Declared a special dividend of 25 cents per share in January 2018, given Beneficial’s high capital levels and expected benefit to future earnings as a result of the Tax Reform Act ‒ ‒ ‒ Acquisitions • Focused on in-market and contiguous market opportunities Maintain discipline on financial hurdles including earnings accretion, tangible book value dilution, earn-back period and internal rate of return ‒ ‒

FOCUSED ON PRUDENT CAPITAL MANAGEMENT 9 25.0% 20.0% 15.0% 10.0% 5.0% 0.0% 2013Y 2014Y 2015Y 2016Y 2017Y 21.0% 15.1% 15.3% 10.9% 10.4% Tangible Equity /Tangible Assets  Have actively reduced excess capital since the second step conversion while driving improved financial performance  Capital will be deployed in the future to support organic growth, the second share repurchase plan, dividends and acquisitions

Q4 2017 HIGHLIGHTS 10 Recorded a net loss of $3.3 million and net income of $23.9 million, or ($0.05) and $0.32 per diluted share, for the quarter and year ended December 31, 2017, respectively, compared to net income of $7.6 million and $25.5 million, or $0.10 and $0.34 per diluted share, for the quarter and year ended December 31, 2016. Net income for the quarter and year ended December 31, 2017 included a one-time $13.1 million charge, or $0.18 per diluted share, of additional income tax expense related to the enactment of H.R. 1 (originally known as the “Tax Cuts and Jobs Act”) and its impact on the re-measurement of our net deferred tax assets. • Declared a special dividend of $0.25 per share given our high capital levels and expected benefit to future earnings as a result of the Tax Reform Act. • Net interest income increased $5.1 million and $19.0 million, or 12.7% and 12.6%, respectively, for the quarter and year ended December 31, 2017, compared to the same periods in the prior year primarily due to the Conestoga Bank acquisition and organic growth in our loan portfolio. • During the year ended December 31, 2017, both our commercial loan portfolio and residential loan portfolio increased $93.4 million, or 3.8%, and $49.1 million, or 5.5%, respectively. • Asset quality metrics continued to remain strong with non-performing assets to total assets, excluding government guaranteed student loans, of 0.36% at December 31, 2017. Net charge-offs for the year ended December 31, 2017 totaled $3.1 million, or 8 basis points annualized of average loans. • Formed Neumann Finance Corporation (“Neumann”), a new equipment leasing firm within Beneficial Bank, that will focus on providing financing products and services to businesses nationwide and will be headed by industry veterans Daniel Dyer and George Pelose. • Tangible book value per share totaled $11.37 at December 31, 2017. •

BALANCE SHEET TRENDS 11 96.4% 97.2% 100% 90% 80% 70% 60% 50% 40% 30% 20% 10% 0% 85.2% 2013Y 2014Y 2015Y 2016Y 2017Y * Excludes Stock Subscription Proceeds ($ in millions) ($ in millions) 2013Y 2014Y 2015Y 2016Y 2017Y 2013Y 2014Y 2015Y 2016Y 2017Y (1) Excludes Municipal Deposits, Time Deposits and Stock Subscription Proceeds Commercia l Lo ans Residentia l & Consumer $4,011 $4,034 $2,941 $1,564 $1,494 $2,342 $2,422 $1,357 $2,447 $2,540 $1,341 $1,301 $1,584 $1,001 $1,121 $3,159 $3,170 $2,689 $2,547 $2,534 Loans Core Deposits (1) 71.3% 64.0% Loans to Deposits Ratio

EARNINGS PERFORMANCE IMPROVING 12 ($ in millions) $169.9 $180 $160 $140 $120 $100 $80 $60 $40 $20 $0 5.00% 4.50% 4.00% 3.50% 3.00% 2.50% 2.00% 1.50% 1.00% 0.50% 0.00% 0.70% 0.60% 0.50% 0.40% 0.30% 0.20% 0.10% 2013Y 2014Y 2015Y 2016Y 2017Y 0.00% ($ in thousands) 2013Y 2014Y 2015Y (a) 2016Y (b) 2017Y (c) $30, 000 0.40 0.35 0.30 0.25 0.20 0.15 0.10 0.05 0.00 100.0% $25, 000 77.8% 80.0% $20, 000 $15, 000 60.0% $10, 000 40.0% $5,000 20.0% $0 2013Y 2014Y 2015Y(a) 2016Y (b) 2017Y(c) 0.0% 2015Y (a) 2016Y (b) 2013Y 2014Y 2017Y (a): Includes merger and restructuring charges of $753 thousand for the year ended December 31, 2015. (b): Includes a $1.8 million one-time gain on the sale of an equity investment and $8.8 million of merger and restructuring charges for the year ended December 31, 2016. (c): Includes a one-time $13.1 million charge, or $0.18 per diluted share, of additional income tax expense related to the enactment of H.R. 1 (originally known as the “Tax Cuts and Jobs Act”) Note: As a result of the second-step conversion on January 12, 2015, all share and per share information, as appropriate, was adjusted to reflect the 1.0999 exchange ratio for preceding periods. EarningsDiluted Earnings Per Share 81.1%83.2%79.8% 69.9% $25,469$23,932 $22,893 $0.34 $0.32 $18,033 $0.29 $12,578 $0.22 $0.15 Earnings Efficiency Ratio Net Interest IncomeNet In terest M ar gin 0.48% 0.47% 0.40% 0.41% 0.26% $150.9 3.12% $123.7 $117.4 $124.2 3.00% 2.81% 2.80% 2.82% Net Interest Margin Return on Average Assets

ASSET QUALITY TRENDS 13 ($ in millions) ($ in millions) $120 $60 $55.6 4.0% 3.5% 3.0% 2.5% 2.0% 1.5% 1.0% 0.5% 0.0% $50 $80 $40 $30 $20 $40 $27.7 $10 $0 $0 2013Y 2014Y 2015Y 2016Y 2017Y 2013Y 2014Y 2015Y 2016Y 2017Y ($ in millions) Excluding government guaranteed student loans, non-performing assets/total assets totaled 0.36% as of December 31, 2017 • $25 2.0% • Charge-off levels remain low $20 1.5% Reserve levels remain strong. Excluding loans acquired in the Conestoga transaction, our loan loss reserve coverage ratio totaled 1.17% as of December 31, 2017. • $15 1.0% $10 0.5% $5 $0 0.0% 2013Y 2014Y 2015Y 2016Y 2017Y Net Charge-Offs Net Charge-Offs/Avg Loans $15.0 0.6% $5.2 0.2% $2.7 $3.1 $1.6 .1% .1% .1% Net Charge-Offs NPAs, excld Student Loa ns Student Loa ns NPAs/ Ass ets Allowa nce % of Total Portfolio 2.4% $50.7 2.1% $45.5 $43.3 $43.3 1.6% 1.1% 1.1% $82.0 1.8% $41.5 $38.9 $34.9 $57.6 0.9% 0.8% 0.6% 0.5% $20.7 $16.2 $16.0 $12.9 Allowance for Loan Losses Non-Performing Assets

APPENDIX FINANCIAL EXHIBITS

FINANCIAL PROFILE 15 Total Assets Net Loans Deposits Total Stockholders' Equity Gross Loans / Deposits Net Income ROAA ROAE Net Interest Margin Efficiency Ratio Non. Int. Exp. / Avg. Assets NPAs / Assets Reserves / Loans $4,583.4 2,286.2 3,660.0 615.1 64.0% 12.6 0.26% 2.01% 2.81% 81.1% 2.54% 1.79% 2.38% $4,751.5 2,371.1 3,879.7 610.9 62.4% 18.0 0.40% 2.94% 2.82% 83.2% 2.64% 0.87% 2.09% $4,826.7 2,895.9 3,451.9 1,115.5 85.2% 22.9 0.48% 2.15% 2.80% 79.8% 2.50% 0.81% 1.55% $5,738.6 3,967.3 4,158.2 1,013.8 96.4% 25.5 0.47% 2.45% 3.00% 77.8% 2.58% 0.48% 1.08% $5,798.8 3,990.9 4,150.5 1,034.9 97.2% 23.9 0.41% 2.29% 3.12% 69.9% 2.39% 0.60% 1.07% ($ in millions) For the Year Ended 12/31/2013 12/31/2014 12/31/2015 12/31/2016 12/31/2017

LOAN PORTFOLIO 16 Loan Portfolio Composition as of 12/31/2017 Commercial business loans 16.6% Automobile 3.9% Commercial real estate 39.2% Education 3.7% Personal 0.4% Home equity and lines of credit 5.7% Small business leases 3.5% Residential real estate 23.4% Commercial construction 3.6% Investments in our commercial lending teams have driven organic commercial loan growth • ($ in millions) 12/31/201612/31/2017$ Change% Change Commercial real estate $1,388.4 $1,581.9 $193.5 13.9% Commercial business loans 694.3 670.1 (24.2) (3.5%) Small business leases 139.0 141.3 2.3 1.7% Commercial construction 224.8 146.6 (78.2) (34.8%) Total Commercial Loans2,446.52,539.993.43.8% Residential real estate894.3943.649.35.5% Residential construction0.20.0(0.2)(100.0%) Total Residential Loans894.5943.649.15.5% Home equity and lines of credit 248.9 228.1 (20.8) (8.4%) Personal 21.9 17.2 (4.7) (21.5%) Education 164.2 147.6 (16.6) (10.1%) Automobile 234.6 157.7 (76.9) (32.8%) Total Consumer Loans669.6550.6(119.0)(17.8%) Total Loans$4,010.6$4,034.1$23.50.6%

CASH AND INVESTMENTS 17 ($ in millions) ($ in millions) $600 $2,000 $534.0 $500 $1,600 $400 $1,200 $300 $800 $200 $400 $100 $0 $0 2013Y 2014Y 2015Y 2016Y 2017Y 2013Y 2014Y 2015Y 2016Y 2017Y Have been reducing our investments and growing our loan portfolio. with the slow down in loan production. Cash and overnight securities increased • Cash and overnight investments combined with the investment portfolio represented 24.2% of the balance sheet as of December 31, 2017 • (1) Excludes Federal Home Loan Bank Stock $1,563.0 $1,485.6 $1,351.5 $1,054.1 $847.6 $557.6 $355.7 $287.0 $233.9 Investment Securities(1) Cash and Overnight Securities

SECURITIES PORTFOLIO 18 Estimated Fair Value Money market and mutual funds Foreign bonds GNMA guaranteed ($ in millions) Amortized Cost mortgage certificates 0.4% GSE and Agency 0.4% 0.2% 1.9% Corporate securities 2.8% Municipal bonds 0.3% Equity Securities $0.2 $0.4 GSE collateralized mortgage obligations 9.2% GNMA guaranteed mortgage certificates 3.0 3.1 GSE collateralized mortgage obligations 14.9 14.8 Corporate securities 23.5 24.1 Total Available-for-sale $309.3 $310.3 GSE mortgage-backed securities 84.8% GSE mortgage-backed securities $472.3 $469.3 High quality investment portfolio Provides steady stream of cash flow Focused on keeping average life short (3.7 years) • • Municipal bonds 0.5 0.5 • Total held-to-maturity: $537.3 $533.4 Yield on Investment Securities2.08% Foreign bonds1.51.5 GSE & Agency collateralized mortgage obligations63.062.1 Held-to-maturity (HTM) Money market and mutual funds16.516.5 Municipal bonds1.81.9 GSE mortgage-backed securities245.9246.1 GSE and Agency3.53.4 Available-for-sale (AFS)

DEPOSIT COMPOSITION 19 Q4 2017 Total Deposits Time Deposits 21% Checking 35% Municipal Deposits 3% Money Market 10% Savings 31% Core deposits, excluding municipal deposits, has increased $11.5 million from December 31, 2016 • ($ in millions) 12/31/2016 12/31/2017 $ Change % Change Checking $1,448.5 $1,461.4 $12.9 0.9% Savings 1,265.9 1,288.9 23.0 1.8% Money Market 444.2 419.8 (24.4) (5.5%) Total 3,158.6 3,170.1 11.5 0.4% Municipal Deposits 125.1 123.7 (1.4) (1.1%) Time Deposits 874.5 856.7 (17.8) (2.0%) Total Deposits $4,158.2 $4,150.5 ($7.7) (0.2%)

COST OF DEPOSITS 20 ($ in millions) ($ in millions) $4,049.9 0.80% $600 1.00% $4,050 $3,900 $3,750 $3,600 $3,450 $3,300 $3,150 $3,000 $2,850 $2,700 $3,806.6 0.70% 0.80% $400 0.60% 0.60% 0.50% 0.40% $200 0.40% 0.20% $0 0.00% 0.30% 2013Y 2014Y 2015Y 2016Y 2017Y 2013Y 2014Y 2015Y 2016Y 2017Y ($ in millions) Cost of core deposits has remained stable with some increase in our time deposit rate • $1,000 $900 $800 $700 $600 $500 $400 $300 $200 $100 $0 1.50% 1.40% $708.5 $655.8 1.30% Actively assessing and managing our deposit mix, deposit balance levels and pricing to maximize net interest margin, ROE and core deposit retention • 1.20% 1.10% 1.00% 0.90% 0.80% 2013Y 2014Y 2015Y 2016Y 2017Y Averag e B alance Ra te $871.2 $758.4 $796.4 1.11% 0.97% 1.09% 1.10% 1.09% Certificates of Deposit Averag e B alance Ra te Averag e B alanceRa te 0.44% $3,303.3 $3,315.1 $3,286.3 0.41% 0.50% 0.44% 0.43% $475.6 0.27% $261.3 0.12% $131.9$129.2 $122.6 0.11% 0.16% 0.19% Municipal Deposits Total Deposits (excluding Municipal Deposits)

CALCULATION OF EFFICIENCY RATIO 21 ($ in thousands) For the Yea r Ended 12/31/2013 12/31/2014 12/31/2015 12/31/2016 12/31/2017 Noninteres t Expens e $120,688 $118,251 $118,488 $139,124 $138,797 Net Interes t Income 123,736 117,424 124,222 150,917 169,868 Noninteres t Income 25,125 24,783 24,284 27,805 28,765 Efficiency Ratio 81.1% 83.2% 79.8% 77.8% 69.9% Total Revenue $148,861 $142,207 $148,506 $178,722 $198,633

RECONCILIATION OF NON-GAAP MEASURES 22 ($ in thousands) As of 12/31/2013 12/31/2014 12/31/2015 12/31/2016 12/31/2017 Tota l Beneficia l Ba ncorp, Inc. Stockholders ' Equity $615,146 $610,894 $1,115,546 $1,013,756 $1,034,298 Goodwill (121,973) (121,973) (121,973) (169,125) (169,002) Other inta ngibles (8,007) (6,136) (4,389) (4,446) (2,884) Tota l Beneficia l Ba ncorp, Inc. As s ets $4,583,413 $4,751,522 $4,826,695 $5,738,593 $5,798,236 Goodwill (121,973) (121,973) (121,973) (169,125) (169,002) Other inta ngibles (8,007) (6,136) (4,389) (4,446) (2,884) Tangible Assets $4,453,433 $4,623,413 $4,700,333 $5,565,022 $5,626,350 Tangible Common Equity / Tangible Assets 10.9% 10.4% 21.0% 15.1% 15.3% Tangible Common Equity $485,166 $482,785 $989,184 $840,185 $862,412

ADDITIONAL INFORMATION 23 For Additional Information Please Contact: Thomas Cestare, CFO @ (215)-864-6009 or tcestare@thebeneficial.com www.thebeneficial.com Corporate Headquarters: 1818 Beneficial Bank Place 1818 Market Street, 22nd Floor Philadelphia, PA 19103